                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 11, 2002

                                   ALLOY, INC.
             (Exact name of registrant as specified in its charter)

                                    000-26023
                                   (Commission
                                  File Number)

            Delaware                                    04-3310676
         (State or other                               (IRS Employer
         jurisdiction of                             Identification No.)
          incorporation)


                        151 WEST 26TH STREET, 11TH FLOOR
                               NEW YORK, NY 10001

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 244-4307

ITEM 5.  OTHER EVENTS


On March 11, 2002, Alloy, Inc. (the "Company") amended its Restated Certificate of Incorporation to increase the number of shares of stock that it has authority to issue to 210,000,000 shares, consisting of 200,000,000 shares of common stock, par value $.01 per share, and 10,000,000 shares of preferred stock, par value $.01 per share. The full text of the Certificate of Amendment by which such increase was effected is attached hereto as Exhibit 3.1. The Certificate of Amendment was approved by the Company's stockholders at a special meeting of such stockholders held on March 4, 2002, and became effective upon its filing.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Financial statements of business acquired.

         Not applicable.

         (b)   Pro forma financial information.

         Not applicable.

         (c)   Exhibits.

                3.1 Certificate of Amendment of Restated Certificate of Incorporation of Alloy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 13, 2002                              ALLOY, INC.
                                                     (Registrant)

                                            By:      /s/ Matthew C. Diamond
                                            ---      ----------------------

                                                     Matthew C. Diamond
                                                     Chief Executive Officer

                                  EXHIBIT INDEX


3.1 Certificate of Amendment of Restated Certificate of Incorporation of Alloy, Inc.